AFBA 5Star Balanced Fund
                         AFBA 5Star Equity Fund
                       AFBA 5Star High Yield Fund
                       AFBA 5Star USA Global Fund

                (each a series of AFBA 5Star Fund, Inc.)

                     Supplement dated April 19, 2001
                                    to
                     Prospectus dated July 31, 2000

This supplement provides new information and replaces any
contrary information contained in the Prospectus.    It
should be retained and read in conjunction with the Prospectus.

At a shareholder meeting held on March 26, 2001, the shareholders of each Fund approved new Management and Sub Advisory Agreements for their Fund with the current investment manager and sub-adviser. Each new Management Agreement reflects a reduced management fee of .80% of the Fund's average daily net assets, and the "unbundling" of the previous all-inclusive management fee such that the Fund, rather than the manager, will pay the Fund's non-advisory expenses directly. The manager has entered into an agreement to ensure that overall Fund expenses do not exceed current expenses for at least three years.

The information found on page 6 of the Prospectus entitled
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) should be deleted in its entirety and replaced with the following:

                      AFBA 5STAR   AFBA 5STAR   AFBA 5STAR   AFBA 5STAR
                        BALANCED       EQUITY   HIGH YIELD   USA GLOBAL
                            FUND         FUND         FUND         FUND

Management Fees            0.80%        0.80%        0.80%         0.80%
Distribution (12b-1) Fees   None         None         None          None
Other Expenses             0.43%        0.67%        1.64%         0.41%
Total Annual Fund
 Operating Expenses        1.23%        1.47%        2.44%         1.21%
Less: Expense Limitation
 Arrangement              (0.15%)      (0.39%)      (1.36%)       (0.13%)
                          _______       ______      _______       _______
Net Total Annual Fund
 Operating Expenses*       1.08%        1.08%        1.08%         1.08%

* The Funds' manager has entered into a contractual arrangement to waive fees and/or pay expenses of the Funds to the extent necessary to limit each Fund's total annual operating expenses to no more than 1.08% of average annual net assets for a period of at least three years.

The Fee Example located on page 6 of the Prospectus should be deleted in its entirety and replaced with the following:

                             1 YEAR    3 YEARS    5 YEARS*    10 YEARS*

AFBA 5Star Balanced Fund       $110       $343       $630        $1,447

AFBA 5Star Equity Fund         $110       $343       $685        $1,651

AFBA 5StarHigh Yield Fund      $110       $343       $905        $2,440

AFBA 5StarUSA Global Fund      $110       $343       $625        $1,429

* Only the first three years of the 5 Years and 10 Years examples reflect the manager's agreement to limit Fund expenses.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE